UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 15, 2013 (February 15, 2013)

PUB CRAWL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-54635
(Commission File No.)

801 West Bay Drive
Suite 470
Largo, Florida  33770
(Address of principal executive offices and Zip Code)

727-330-2731
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	CHANGE IN FISCAL YEAR.

(b)
The registrant is changing is the fiscal year from that used in its most recent filing with the Commission other than by means of:  (1) a submission to a vote of security holders through the solicitation of proxies or otherwise; or (2) an amendment to its articles of incorporation or bylaws.

The board of directors is authorized, pursuant to Article X, Section 10.3 of the Bylaws of the registrant, to change the fiscal year end.  Accordingly, the board of directors has determined that the fiscal year end is changed from June 30 to December 31. The registrant's last Form 10-K was filed for the fiscal year ended June 30, 2012.  The registrant will file a Form 10-K for the fiscal year ended December 31, 2012 which is due at the SEC on April 1, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 15th day of February 2013.

PUB CRAWL HOLDINGS, INC.

BY:	BRIAN MCFADDEN
Brian McFadden
President and Principal Executive Officer